MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
May 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #16465 -- 5/97


[RECYCLE LOGO OMITTED]
Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

DEAR SHAREHOLDER

For the quarter ended May 31, 1997, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +9.00%, +8.68%, +8.66% and +8.83%, respectively. The Fund outperformed the Lipper Analytical Services' Growth Funds Average and the unmanaged Standard & Poor's 500 Index, which had total returns of +6.16% and +7.75%, respectively. We reduced the Fund's cash reserves from 5.8% of net assets at February 28, 1997 to 3.1% as of May 31, 1997. This decline in cash reserves during the May quarter reflects our positive outlook for the US equity market during the remainder of 1997. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3-5 of this report to shareholders.)

The Environment
The upward revision of first quarter real gross domestic product mirrors the growth of inventory investment. The growth of personal spending was revised down, reflecting a broad-based slowdown in the growth of spending on motor vehicles, housing and nondurable goods. Growth in commercial capital spending on telecommunications infrastructure and networked computer systems and software appears to continue at a relatively rapid pace.

The reported double-digit gain in overall corporate profits for the first quarter of 1997, as compared to the first quarter of 1996, should provide support for ongoing capital spending plans. Growth of consumer spending is likely to continue at more modest rates until there is a positive stimulus from lower income taxes and/or lower mortgage financing rates. Relatively high installment debt service levels for the majority of households appear to continue to restrain the rate of growth of spending on consumer durable goods. We anticipate that increases in real wage growth in 1997 will reflect improvements in productivity and moderating overall rates of increase in prices.

Investment Strategy
Our investment focus is primarily large-capitalization growth companies where we believe the valuations are reasonable relative to anticipated above-average rates of growth in earnings. We look for high-quality managements, products and services. We also desire managements with the experience and resources to expand in the emerging markets of Latin America, Asia and Eastern Europe. Our weighting of individual companies reflects our confidence level in the near-term earnings momentum of each company.

We increased the weighting of the ten largest holdings during the May quarter to 35.7% of net assets from 32.9% at the close of the February quarter. Pfizer, Inc. remains the largest equity holding at 4.1% of net assets.

We significantly increased the Fund's top ten industry weighting from 58.2% of net assets on February 28, 1997 to 67.3% at the close of the May quarter. During the May quarter, the communications equipment industry became the Fund's largest weighting at 13.0% of net assets at May 31, 1997, compared to 4.1% at the end of the February quarter. The largest increases, after communications equipment, were in computer software, oil services and computers. These changes are consistent with our expectations for continued real economic growth and corporate profits growth led by technology, computer software, communications equipment and oil services companies. The most recent surveys of investment plans by corporations show expected increased rates of spending during 1997 on network computer systems, advanced digital wireless communication infrastructure and energy exploration activities. Pharmaceutical companies moved to our second-largest industry exposure at 11.5% of net assets, up from 11.1% at the end of the February quarter. (See page 5 of this report to shareholders for complete listings of the Fund's ten largest industries and holdings.)

Portfolio Review
We added five companies and eliminated six companies during the May quarter, with 58 companies in the portfolio at quarter-end. We added Baker Hughes, Inc., a technology leader in the energy exploration equipment and services industry, because of the attractive valuation relative to the potential rising rate of return over the next two years -- three years. We added Citicorp, the world's leading multinational financial services and banking organization, because of the attractive valuation relative to expectations of above-average growth in earnings and rates of return with relative consistency. These characteristics result from the very broad base of business in the emerging markets of Asia, Latin America and Eastern Europe as well as the developed world. Northern Telecom Ltd. was added in response to the attractive valuation relative to an anticipated acceleration in earnings growth from new products for both the wireless and wireline communications businesses. SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), the largest supplier of business applications software in the world and the market leader in client/server business applications, was added because of its attractive valuation relative to expectations of well above-average growth in earnings over the next five years. Finally, we added Walgreen Co., the leading retail pharmacy company, because of its attractive valuation relative to expectations of consistent and above-average earnings growth over the next five years.

We realized a modest capital loss on the elimination of Electronic Data Systems Corp. from the portfolio. We became concerned about the possible deterioration in the long-run growth prospects for earnings as the company's corporate customers appear to be migrating from the traditional computer data center to a networked client/server data processing environment. We sold Rite Aid Corp. at a capital gain because of the relative high valuation. All of the other eliminations in the portfolio were at capital gains and based on valuation criteria relative to the fundamentals. Other holdings eliminated were Sara Lee Corp-oration, Travelers/Aetna Property Casualty Corp., U.S. Bancorp and Wells Fargo & Company. The increase in the valuation of U.S. Bancorp was based on the friendly takeover offer by First Bank System Inc.

In Conclusion
We continue to have a positive outlook on US stock market returns for the remainder of 1997, and we maintain a fully invested portfolio. We thank you for your investment in Merrill Lynch Fundamental Growth Fund, Inc., and we look forward to reviewing our outlook and strategy in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/LAWRENCE R. FULLER
Lawrence R. Fuller
Vice President and Portfolio Manager

June 25, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                        % Return Without     % Return With
                          Sales Charge        Sales Charge**
Class A Shares*
Year Ended 3/31/97           +14.95%           + 8.91%
Inception (10/21/94)
through 3/31/97              +21.40            +18.75

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                           % Return           % Return
                          Without CDSC       With CDSC**
Class B Shares*
Year Ended 3/31/97           +13.76%           + 9.76%
Inception (10/21/94)
through 3/31/97              +20.20            +19.57

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                           % Return           % Return
                          Without CDSC       With CDSC**
Class C Shares*
Year Ended 3/31/97           +13.85%           +12.85%
Inception (12/24/92)
through 3/31/97              +10.71            +10.71

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                        % Return Without      % Return With
                          Sales Charge       Sales Charge**
Class D Shares*
Year Ended 3/31/97           +14.68%           + 8.66%
Inception (12/24/92)
through 3/31/97              +11.57            +10.17

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.






Performance Summary -- Class A Shares

                                     Net Asset Value              Capital Gains
Period Covered                     Beginning     Ending            Distributed           Dividends Paid*     % Change**
10/21/94 -- 12/31/94                $9.99         $9.62              $0.255                   $0.051           - 0.54%
1995                                 9.62         12.61                  --                    0.259           +33.75
1996                                12.61         13.77               0.628                    0.620           +19.05
1/1/97 -- 5/31/97                   13.77         15.87                  --                       --           +15.25
                                                               Total $0.883             Total $0.930
                                                                        Cumulative total return as of 5/31/97: +82.52%**






Performance Summary -- Class B Shares

                                     Net Asset Value               Capital Gains
Period Covered                     Beginning     Ending             Distributed          Dividends Paid*     % Change***
10/21/94 -- 12/31/94                $9.85         $9.46              $0.255                   $0.051           - 0.76%
1995                                 9.46         12.28                  --                    0.259           +32.53
1996                                12.28         13.31               0.628                    0.523           +17.71
1/1/97 -- 5/31/97                   13.31         15.28                  --                       --           +14.80
                                                               Total $0.883             Total $0.833
                                                                        Cumulative total return as of 5/31/97: +77.74%***






Performance Summary -- Class C Shares

                                     Net Asset Value               Capital Gains
Period Covered                     Beginning     Ending             Distributed          Dividends Paid*     % Change***
12/24/92 -- 12/31/92                $10.00        $9.92                  --                       --           - 0.80%
1993                                  9.92        10.43                  --                       --           + 5.14
1994                                 10.43         9.46              $0.255                   $0.051           - 6.28
1995                                  9.46        12.28                  --                    0.259           +32.53
1996                                 12.28        13.34               0.628                    0.495           +17.73
1/1/97 -- 5/31/97                    13.34        15.31                  --                       --           +14.77
                                                               Total $0.883             Total $0.805
                                                                        Cumulative total return as of 5/31/97: +75.04%***






Performance Summary -- Class D Shares

                                     Net Asset Value               Capital Gains
Period Covered                     Beginning     Ending             Distributed          Dividends Paid*     % Change**
12/24/92 -- 12/31/92                $10.00        $9.92                  --                       --           - 0.80%
1993                                  9.92        10.51                  --                       --           + 5.95
1994                                 10.51         9.61              $0.255                   $0.051           - 5.56
1995                                  9.61        12.58                  --                    0.259           +33.58
1996                                 12.58        13.71               0.628                    0.598           +18.69
1/1/97 -- 5/31/97                    13.71        15.78                  --                       --           +15.10
                                                               Total $0.883             Total $0.908
                                                                        Cumulative total return as of 5/31/97: +81.12%**

*   Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of sales charge; results would be lower if sales charge was deducted.






Recent Performance Results

                                                                                                        12 Month     3 Month
                                                                        5/31/97    2/28/97    5/31/96    % Change    % Change
ML Fundamental Growth Fund, Inc. Class A Shares*                        $15.87     $14.56     $13.57    +22.26%(1)    +9.00%
ML Fundamental Growth Fund, Inc. Class B Shares*                         15.28      14.06      13.15    +21.65(1)     +8.68
ML Fundamental Growth Fund, Inc. Class C Shares*                         15.31      14.09      13.15    +21.88(1)     +8.66
ML Fundamental Growth Fund, Inc. Class D Shares*                         15.78      14.50      13.52    +22.04(1)     +8.83
Standard & Poor's 500 Index**                                           848.28     790.82     669.12    +26.78        +7.27
ML Fundamental Growth Fund, Inc. Class A Shares -- Total Return*                                        +27.50(2)     +9.00
ML Fundamental Growth Fund, Inc. Class B Shares -- Total Return*                                        +26.20(3)     +8.68
ML Fundamental Growth Fund, Inc. Class C Shares -- Total Return*                                        +26.17(4)     +8.66
ML Fundamental Growth Fund, Inc. Class D Shares -- Total Return*                                        +27.11(5)     +8.83
Standard & Poor's 500 Index -- Total Return**                                                           +29.39        +7.75

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**  An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1) Percent change includes reinvestment of $0.628 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.620 per share ordinary income dividends and $0.628 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.523 per share ordinary income dividends and $0.628 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.495 per share ordinary income dividends and $0.628 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.598 per share ordinary income dividends and $0.628 per share capital gains distributions.




PORTFOLIO INFORMATION

Ten Largest Holdings         Percent of
(Equity Investments)         Net Assets

Pfizer, Inc.                    4.1%
cisco Systems, Inc.             4.0
Microsoft Corp.                 3.9
The Gillette Co.                3.6
The Coca-Cola Co.               3.6
COMPAQ Computer Corp.           3.4
Intel Corp.                     3.4
General Electric Co.            3.3
Lucent Technologies             3.2
Amgen, Inc.                     3.2

Ten Largest Industries       Percent of
(Equity Investments)         Net Assets

Communications Equipment       13.0%
Pharmaceuticals                11.5
Software -- Computer            8.6
Oil Services                    6.6
Computers                       6.1
Energy                          5.4
Banking & Financial             4.3
Electrical Equipment            4.1
Cosmetics                       3.9
Medical Technology              3.8

Equity Portfolio Changes for the
Quarter Ended May 31, 1997

Additions
 Baker Hughes, Inc.
*Baan Company, N.V. (ADR)
 Citicorp
 Northern Telecom Ltd.
 SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung) (ADR) *Travelers Property Casualty Corp. (Class A)
 Walgreen Co.

Deletions
*Baan Company, N.V. (ADR)
 Electronic Data Systems Corp.
 Rite Aid Corp.
 Sara Lee Corporation
 Travelers/Aetna Property Casualty Corp.
 U.S. Bancorp
*Travelers Property Casualty Corp. (Class A)
 Wells Fargo & Company

* Added and deleted in the same quarter.





Merrill Lynch Fundamental Growth Fund, Inc.                                                                        May 31, 1997

SCHEDULE OF INVESTMENTS

                                                                                                                    Percent of
Industries            Shares Held                           Stocks                   Cost           Value           Net Assets
Advertising               50,000     Interpublic Group of Companies, Inc.         $2,084,537      $2,993,750            0.9%

Banking & Financial      200,000     Banc One Corp.                                9,369,505       8,650,000            2.7
                          25,000     Citicorp                                      2,878,605       2,859,375            0.9
                          50,000     State Street Boston Corp.                     1,351,163       2,231,250            0.7
                                                                                ------------    ------------   ------------
                                                                                  13,599,273      13,740,625            4.3

Beverages                165,000     The Coca-Cola Co.                             6,427,205      11,261,250            3.6

Commmunications          185,000     cisco Systems, Inc.                          10,677,923      12,487,500            4.0
Equipment                200,000     FORE Systems, Inc.                            4,973,550       3,300,000            1.0
                         160,000     Lucent Technologies, Inc.                     8,529,486      10,180,000            3.2
                          75,000     Newbridge Networks Corp.                      2,591,241       3,009,375            1.0
                         100,000     Northern Telecom Ltd.                         7,958,971       8,400,000            2.7
                         100,000     Telefonaktiebolaget LM Ericsson (ADR)(a)      3,379,803       3,562,500            1.1
                                                                                ------------    ------------   ------------
                                                                                  38,110,974      40,939,375           13.0

Computers                100,000     COMPAQ Computer Corp.                         8,282,432      10,825,000            3.4
                         165,000     Hewlett-Packard Co.                           8,994,629       8,497,500            2.7
                                                                                ------------    ------------   ------------
                                                                                  17,277,061      19,322,500            6.1

Cosmetics                130,000     The Gillette Co.                              5,708,764      11,553,750            3.6
                          20,000     International Flavors & Fragrances Inc.         973,375         887,500            0.3
                                                                                ------------    ------------   ------------
                                                                                   6,682,139      12,441,250            3.9

Electrical Equipment      20,000     Emerson Electric Co.                            658,040       1,080,000            0.3
                         170,000     General Electric Co.                          6,962,125      10,263,750            3.3
                          20,000     Honeywell, Inc.                               1,444,774       1,455,000            0.5
                                                                                ------------    ------------   ------------
                                                                                   9,064,939      12,798,750            4.1

Electronics               70,000     Intel Corp.                                   9,764,268      10,596,250            3.4

Energy                   150,000     El Paso Natural Gas Co.                       6,910,825       8,887,500            2.8
                         200,000     Enron Corp.                                   8,433,697       8,150,000            2.6
                                                                                ------------    ------------   ------------
                                                                                  15,344,522      17,037,500            5.4

Entertainment            130,000     Viacom, Inc. (Class A)                        6,082,341       3,916,250            1.2
                          45,000     The Walt Disney Co.                           2,948,388       3,684,375            1.2
                                                                                ------------    ------------   ------------
                                                                                   9,030,729       7,600,625            2.4

Financial Services        70,000     Federal National Mortgage Association         2,487,324       3,053,750            1.0
                         100,000     Travelers Group Inc.                          4,350,898       5,487,500            1.7
                                                                                ------------    ------------   ------------
                                                                                   6,838,222       8,541,250            2.7

Food                      30,000     ConAgra Inc.                                  1,334,300       1,803,750            0.6
                           5,000     Wrigley (Wm.) Jr. Co. (Class B)                 222,850         296,250            0.1
                                                                                ------------    ------------   ------------
                                                                                   1,557,150       2,100,000            0.7

Food Merchandising       110,000     Albertson's, Inc.                             4,309,983       3,685,000            1.2
                          80,000     Meyer (Fred), Inc.                            2,738,011       3,670,000            1.1
                                                                                ------------    ------------   ------------
                                                                                   7,047,994       7,355,000            2.3

Hotel                     20,000     Marriott International, Inc.                    994,115       1,155,000            0.4

Household Products        10,000     Colgate-Palmolive Co.                           374,260         620,000            0.2
                          20,000     Kimberly-Clark Corporation                    1,078,644       1,002,500            0.3
                          40,000     Procter & Gamble Co.                          3,811,715       5,515,000            1.8
                                                                                ------------    ------------   ------------
                                                                                   5,264,619       7,137,500            2.3

Information Processing   210,000     First Data Corp.                              7,619,302       8,400,000            2.7

Insurance                 10,000     Aetna Inc.                                      822,491       1,010,000            0.3
                          35,000     American International Group, Inc.            3,560,163       4,738,125            1.5
                                                                                ------------    ------------   ------------
                                                                                   4,382,654       5,748,125            1.8

Leisure                  115,000     Polygram N.V. (NY Registered Shares)          5,983,544       5,505,625            1.7

Medical -- Technology    100,000     Boston Scientific Corp.                       5,374,396       5,337,500            1.7
                         110,000     Johnson & Johnson                             4,344,330       6,586,250            2.1
                                                                                ------------    ------------   ------------
                                                                                   9,718,726      11,923,750            3.8

Oil Services             125,000     Baker Hughes, Inc.                            4,634,890       4,687,500            1.5
                         100,000     Diamond Offshore Drilling, Inc.               6,897,042       7,112,500            2.3
                          75,000     Schlumberger Ltd.                             8,231,003       8,934,375            2.8
                                                                                ------------    ------------   ------------
                                                                                  19,762,935      20,734,375            6.6

Pharmaceuticals          150,000     Amgen, Inc.                                   6,219,799      10,031,250            3.2
                          50,000     Bristol-Myers Squibb Co.                      2,397,314       3,668,750            1.1
                         110,000     Merck & Co., Inc.                             6,712,286       9,886,250            3.1
                         125,000     Pfizer, Inc.                                  5,746,463      12,859,375            4.1
                                                                                ------------    ------------   ------------
                                                                                  21,075,862      36,445,625           11.5

Photography               15,000     Eastman Kodak Co.                               953,578       1,243,125            0.4

Pollution Control         20,000     Waste Management Inc.**                         591,174         635,000            0.2

Restaurant                25,000     McDonald's Corp.                              1,141,245       1,256,250            0.4

Retail Specialty           5,000     Staples Inc.                                     79,583         110,000            0.0

Retail Stores            120,000     Wal-Mart Stores, Inc.                         2,901,419       3,570,000            1.1
                          70,000     Walgreen Co.                                  3,082,436       3,272,500            1.1
                                                                                ------------    ------------   ------------
                                                                                   5,983,855       6,842,500            2.2

Software -- Computer     100,000     Baan Company, N.V.                            4,914,825       6,012,500            1.9
                         100,000     Microsoft Corp.                               8,547,136      12,400,000            3.9
                          60,000     Oracle Corp.                                  2,572,500       2,797,500            0.9
                         100,000     SAP AG (Systeme, Anwendungen, Produkte
                                     in der Dat enverarbeitung) (ADR) (a)          5,522,875       6,100,000            1.9
                                                                                ------------    ------------   ------------
                                                                                  21,557,336      27,310,000            8.6

Toys                     255,000     Hasbro, Inc.                                  6,485,209       7,395,000            2.3

Travel & Lodging          25,000     Carnival Corporation (Class A)                  588,075         950,000            0.3

                                     Total Stocks                                255,010,825     309,520,000           98.0

                      Face Amount    Short-Term Securities
Commercial Paper*     $9,937,000     General Motors Acceptance Corp., 5.62%
                                     due 6/02/1997                                 9,933,897       9,933,897            3.1

                                     Total Short-Term Securities                   9,933,897       9,933,897            3.1

Total Investments                                                               $264,944,722     319,453,897          101.1
                                                                               =============
Liabilities in Excess of Other Assets                                                             (3,534,695)          (1.1)
                                                                                                ------------   ------------
Net Assets                                                                                      $315,919,202          100.0%
                                                                                               =============  =============

Net Asset Value:     Class A -- Based on net assets of $48,905,384 and
                                3,082,424 shares outstanding                                          $15.87
                                                                                               =============
                     Class B -- Based on net assets of $161,938,686 and
                                10,600,246 shares outstanding                                         $15.28
                                                                                               =============
                     Class C -- Based on net assets of $63,654,179 and
                                4,157,879 shares outstanding                                          $15.31
                                                                                               =============
                     Class D -- Based on net assets of $41,420,953 and
                                2,624,093 shares outstanding                                          $15.78
                                                                                               =============
*   Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
**  Formerly WMX Technologies Inc.
(a) American Depositary Receipts (ADR).

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